Exhibit 10.4

EXECUTION VERSION

GUARANTY

This GUARANTY (as the same may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), dated as of July 29, 2014, is by Five Oaks Investment Corp., a Maryland corporation (“Guarantor”).

WHEREAS, Guarantor is furnishing its guaranty of the Guaranteed Obligations (as hereinafter defined) in order to induce Purchaser (as hereinafter defined) to purchase certain Eligible Mortgage Loans under the Master Repurchase Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Master Repurchase Agreement”), dated as of July 29, 2014, among Five Oaks Acquisition Corp. (“Seller”), Guarantor and Barclays Bank PLC (“Purchaser” and “Agent”).

Capitalized terms not otherwise defined herein are used herein with the same meanings given to such terms in the Master Repurchase Agreement.

Therefore, for good and valuable consideration, the receipt of which is hereby acknowledged by each Guarantor, the parties hereto agree as follows:

SECTION 1.          Guarantee.

(a)          Guarantor unconditionally and irrevocably guarantees to Agent the due and punctual payment by, and performance of, the Obligations (as defined in the Master Repurchase Agreement) by Seller arising under or in connection with the Program Documents (the “Guaranteed Obligations”). Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation until the Guaranteed Obligations have been paid in full. Anything contained herein to the contrary notwithstanding, the obligations of Guarantor hereunder at any time shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any similar federal or state law.

(b)          Guarantor, to the extent permitted by applicable law, waives presentation to, demand for payment from and protest to Seller, and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate. The obligations of Guarantor hereunder shall not be affected by (i) the failure of Agent or Purchaser to assert any claim or demand or to enforce any right or remedy against Seller under the provisions of the Program Documents or any other agreement or otherwise; (ii) any extension or renewal of any provision hereof or thereof; (iii) any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of the Program Documents or of any other agreement; (iv) the release, exchange, waiver or foreclosure of any security held by Agent or Purchaser for the Guaranteed Obligations or any of them or (v) the failure of Agent or Purchaser to exercise any right or remedy against any other guarantor of the Guaranteed Obligations.

(c)          Guarantor further agrees that this Guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives, to the extent permitted by applicable law, any right to require that any resort be had by Agent or Purchaser to any security held for payment of the Guaranteed Obligations or to any balance of any deposit, account or credit on the books of Agent in favor of Seller or to any other Person.

(d)          Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Seller and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations, or any part thereof, that diligent inquiry would reveal, and Guarantor hereby agrees that Agent shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. In the event Agent, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Agent shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which Agent, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to Guarantor.

(e)          This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations, the Program Documents or any other instrument evidencing any of the Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefore or by any other circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to this Guaranty. Agent makes no representation or warranty in respect to any such circumstances or has any duty or responsibility whatsoever to Guarantor in respect to the management and maintenance of the Guaranteed Obligations or any collateral which may secure the Guaranteed Obligations.

SECTION 2.          No Impairment of Guaranty. The obligations of Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, until the Guaranteed Obligations have been paid in full, shall not be released, discharged or otherwise affected by:

(a)          any extension, renewal, settlement, indulgence, compromise, claim, waiver, release, surrender, of or with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto, whether (in any such case) by operation of law or otherwise, or any failure or omission to enforce any right, power or remedy with respect to the Guaranteed Obligations or any part thereof or any agreement relating thereto;

(b)          any modification, amendment or restatement of or supplement to the Program Documents or any other instrument or document delivered in connection therewith, including, without limitation, any such amendment which may increase the amount of, or the interest rates applicable to, any of the Guaranteed Obligations guaranteed hereby;

(c)          any release, surrender, compromise, settlement, waiver, subordination or modification, with or without consideration, of any collateral securing the Guaranteed Obligations or any part thereof, or any other obligation of any person or entity with respect to the Guaranteed Obligations or any part thereof, or any nonperfection or invalidity of any direct or indirect security for the Guaranteed Obligations;

(d)          any change in the corporate, partnership or other existence, structure or ownership of Seller, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Seller, or any of their respective assets or any resulting release or discharge of any obligation of Seller;

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(e)          the existence of any setoff, claim, counterclaim, recoupment, termination or other rights which Guarantor may have at any time against Seller or any other person, whether in connection herewith or in connection with any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

(f)          the enforceability or validity of the Guaranteed Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against Seller for any reason related to the Program Documents, or any provision of applicable law, decree, order or regulation of any jurisdiction purporting to prohibit the payment by Seller of any of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations;

(g)          the failure of Agent or Purchaser to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any;

(h)          the election by, or on behalf of Agent or Purchaser, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et. seq.) (the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code;

(i)          any borrowing or grant of a security interest by Seller, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

(j)          the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of the claims of Agent for repayment of all or any part of the Guaranteed Obligations; or

(k)          any other act or omission to act or delay of any kind by Seller, willful or otherwise, Agent or any other person or any other circumstance whatsoever which might, but for the provisions of this SECTION 2, constitute a legal or equitable discharge of Guarantor’s obligations hereunder.

SECTION 3.          Continuation and Reinstatement, etc.

(a)          Guarantor further agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Guaranteed Obligation is rescinded or must otherwise be restored by Agent upon the bankruptcy or other reorganization of Seller or otherwise. In furtherance of the provisions of this Guaranty, and not in limitation of any other right which Agent may have at law or in equity against Seller by virtue hereof, upon failure of Seller to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice or otherwise, Guarantor hereby promises to and will, upon receipt of written demand by Agent, forthwith pay or cause to be paid to Agent in cash an amount equal to the unpaid amount of all such Guaranteed Obligation, and thereupon Agent shall assign such Guaranteed Obligation, together with all security interests, if any, then held by Agent or Purchaser in respect of such Guaranteed Obligation, to Guarantor.

(b)          Upon payment by Guarantor of any sums to Agent hereunder, all rights of Guarantor against Seller involved, arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Guaranteed Obligations (other than unasserted contingent indemnification obligations) to Agent. If an amount shall be paid to Guarantor for the account of Seller, such amount shall be held in trust for the benefit of Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

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SECTION 4.          Representation and Warranties. Guarantor makes the following representations and warranties to Agent, all of which shall survive the execution and delivery of this Guaranty and the issuance and purchase of the Notes:

(a)          Guarantor is a corporation duly organized, validly existing and in good standing under the laws the State of Maryland and is in good standing as a foreign corporation in all jurisdictions where the nature of its properties or business so requires, except where the failure to be in good standing in such other jurisdiction would not, in the aggregate, have a Material Adverse Effect. Guarantor has the power and authority to own its properties and carry on its businesses as now being conducted and to execute, deliver and perform its obligations under this Guaranty.

(b)          The execution, delivery and performance of this Guaranty (i) have been duly authorized by all necessary corporate action on the part of Guarantor, (ii) will not violate any provision of applicable law or any approval of a Governmental Authority applicable to Guarantor, (iii) will not violate any provision of the charter, bylaws or any other operating or organizational document of Guarantor, (iv) will not violate or result in a default under any provision of any indenture, material agreement, bond, note or other similar material instrument to which Guarantor is a party or by which Guarantor or any of its properties or assets are bound, and (v) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of Guarantor.

(c)          This Guaranty when executed will constitute the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, subject (i) as to the enforcement of remedies, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and (ii) to general principles of equity.

(d)          Guarantor will realize a direct economic benefit as a result of the amounts paid by Purchaser to Seller pursuant to the Master Repurchase Agreement.

SECTION 5.          Covenants of Guarantor. Guarantor hereby covenants and agrees that it shall comply with the covenants included in Section 3 of the Pricing Side Letter, each of which is included herein by reference.

SECTION 6.          General Waivers; Additional Waivers.

(a)          General Waivers. To the extent permitted by applicable law, Guarantor irrevocably waives acceptance hereof, presentment, demand or action on delinquency, protest, the benefit of any statutes of limitations and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against Seller or any other person.

(b)          Additional Waivers. Notwithstanding anything herein to the contrary, to the extent permitted by applicable law, Guarantor hereby absolutely, unconditionally, knowingly, and expressly waives:

(1)         any right it may have to revoke this Guaranty as to future indebtedness or notice of acceptance hereof;

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(2)         (i) notice of acceptance hereof; (ii) notice of any Transactions, purchases, loans or other financial accommodations made or extended under the Program Documents or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Seller or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Program Documents; (vi) notice of any Event of Default or Servicer Termination Event; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor hereunder) and demands to which Guarantor might otherwise be entitled;

(3)         its right, if any, to require Agent to institute suit against, or to exhaust any rights and remedies which Agent has or may have against any third party, or against any collateral provided by any third party. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to Agent by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Guarantor in respect thereof;

(4)         (i) any rights to assert against Agent or Purchaser any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against any other party liable to Agent; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense Guarantor has to performance hereunder, and any right Guarantor has to be exonerated, arising by reason of the alteration by Agent of the Guaranteed Obligations or the acceptance by Agent or Purchaser of anything in partial satisfaction of the Guaranteed Obligations; and (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder; and

(5)         any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by Agent, such as nonjudicial foreclosure; or (ii) any election by Agent under Section 1111(b) of Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect (or any successor statute), to limit the amount of, or any collateral securing, its claim against Guarantor.

SECTION 7.          Notices. Notices and other communication provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or electronic photocopy format sent by electronic mail, to the applicable party at its address set forth below its name on the signature pages of this Guaranty or such other address as shall be designated by such party in a written notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Guaranty shall be deemed to have been given on the fifth (5th) Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt by such party, if by any electronic or facsimile communications equipment, in each case addressed to such party as provided herein or in accordance with the latest unrevoked written direction from such party.

SECTION 8.          Successors. Each reference herein to Agent shall be deemed to include its successors and permitted assigns (including but not by way of limitation, Purchaser or any assignee of any of the Guaranteed Obligations), in whose favor the provisions of this Guaranty shall inure. Each reference herein to Guarantor shall be deemed to include its successors and assigns, all of whom shall be bound by the provisions of this Guaranty.

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SECTION 9.          Stay of Acceleration. If acceleration of the time for payment of any amount payable by Seller under the Program Documents is stayed upon the insolvency, bankruptcy or reorganization of Seller, all such amounts otherwise subject to acceleration under the terms of the Program Documents shall nonetheless be payable by Guarantor hereunder forthwith on demand by Agent.

SECTION 10.         Setoff; No Deductions.

(a)          Upon the occurrence and during the continuance of an Event of Default or the failure by Seller or Guarantor to timely perform all or any part of the Guaranteed Obligations in accordance with the Program Documents or this Guaranty, Agent may, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply in accordance with the terms of the Program Documents toward the payment of all or any part of the Guaranteed Obligations (i) any indebtedness due or to become due from Agent to Guarantor, and (ii) any moneys, credits or other property belonging to Guarantor, at any time held by or coming into the possession of Agent or any of its affiliates.

(b)          Guarantor represents and warrants that it is organized and resides in the United States of America. Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless Guarantor is compelled by law to make such deduction or withholding

SECTION 11.         SERVICE OF PROCESS. GUARANTOR (I) HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY, OR THE SUBJECT MATTER HEREOF BROUGHT BY AGENT, PURCHASER OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS AND (II) HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, OR OTHERWISE, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT, AND (III) HEREBY AGREES NOT TO ASSERT ANY OFFSETS OR COUNTERCLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS) IN ANY SUCH ACTION, SUIT OR PROCEEDING. GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS BY CERTIFIED MAIL AT ITS ADDRESS SET FORTH ON THE SIGNATURE PAGES OF THIS GUARANTY, AND AGREES THAT THE SUBMISSION TO JURISDICTION AND THE CONSENT TO SERVICE OF PROCESS BY MAIL IS MADE FOR THE EXPRESS BENEFIT OF AGENT AND PURCHASER. FINAL JUDGMENT AGAINST GUARANTOR IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE, AND MAY BE ENFORCED IN OTHER JURISDICTIONS (X) BY SUIT, ACTION OR PROCEEDING ON THE JUDGMENT, A CERTIFIED OR TRUE COPY OF WHICH SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND OF THE AMOUNT OF ANY INDEBTEDNESS OR LIABILITY OF GUARANTOR THEREIN DESCRIBED OR (Y) IN ANY OTHER MANNER PROVIDED BY OR PURSUANT TO THE LAWS OF SUCH OTHER JURISDICTION; PROVIDED, HOWEVER, THAT AGENT OR PURCHASER MAY AT ITS OPTION BRING SUIT OR INSTITUTE OTHER JUDICIAL PROCEEDINGS AGAINST GUARANTOR OR ANY OF ITS ASSETS IN ANY STATE OR FEDERAL COURT OF THE UNITED STATES OR OF ANY COUNTRY OR PLACE WHERE GUARANTOR OR SUCH ASSETS MAY BE FOUND.

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SECTION 12.         GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

SECTION 13.         No Waiver, etc. Neither a failure nor a delay on the part of Agent or Purchaser in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of Agent or Purchaser herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which Agent or Purchaser may have under this Guaranty, at law, in equity, by statute, or otherwise.

SECTION 14.         Modification, etc. No modification, amendment or waiver of any provision of this Guaranty, nor the consent to any departure by Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent and Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 15.         Severability. If any one or more of the provisions contained in this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall in no way be affected or impaired thereby.

SECTION 16.         Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in interpreting, this Guaranty.

SECTION 17.         Expenses. Guarantor shall pay on demand all reasonable and documented out-of-pocket expenses (including reasonable attorneys’ fees) in any way relating to the enforcement or protection of Agent’s rights under this Guaranty or in respect of the Guaranteed Obligations, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of Purchaser in any insolvency proceeding. The obligations of Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

SECTION 18.         Indemnification and Survival. Without limitation on any other obligations of Guarantor or remedies of Agent or Purchaser (each such Person being called an “Indemnitee”) under this Guaranty, Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless Agent and Purchaser from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including reasonable attorneys’ fees) that may be suffered or incurred by Agent or Purchaser in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their terms; provided that such indemnity shall not be available, as to any Indemnitee, to the extent that such damages, losses, liabilities and expenses resulted from the gross negligence or willful misconduct of such Indemnitee. The obligations of Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

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SECTION 19.         WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF AGENT AND GUARANTOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS GUARANTY OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE. GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY AGENT THAT THE PROVISIONS OF THIS SECTION 19 CONSTITUTE A MATERIAL INDUCEMENT UPON WHICH AGENT HAS RELIED, IS RELYING AND WILL RELY IN ENTERING INTO THIS GUARANTY. GUARANTOR MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 19 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF AGENT TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY. AGENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 19 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHTS TO TRIAL BY JURY.

SECTION 20.         Obligations Independent. The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. A separate action may be brought against Guarantor to enforce this Guaranty whether or not Seller or any other person or entity is joined as a party.

[Signature Page Follows]

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IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed by its duly authorized officer as of the date first written above.

FIVE OAKS INVESTMENT CORP., as Guarantor

By:
Name:
Title:

Address for Notices:

c/o Oak Circle Capital Partners LLC
540 Madison Avenue, 19th Floor
New York, New York 10022
Email: OPS@oakcirclecapital.com
Telephone: (212) 257-5072
Facsimile: (212) 257-5099

Acknowledged and Agreed By:

BARCLAYS BANK PLC, as Agent

By:
Name:
Title:

Address for Notices:

745 Seventh Avenue, 4th Floor
New York, New York 10019
Attention: Joseph O’Doherty

Signature Page to Guaranty Agreement